UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2003

Jacobs Engineering Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

1111 S. Arroyo Parkway, Pasadena, California	91105
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number (including area code): (626) 578-3500

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits:

(c)	Exhibits:

The following exhibit is furnished as part of this Report pursuant to Item 9 and Item 12:

99.1 Press Release dated April 16, 2003 announcing the Company’s earnings results for the second quarter of fiscal 2003.

Item 9.    Regulation FD Disclosure:

Reference is made to the press release of Jacobs Engineering Group Inc., a Delaware corporation (the “Registrant”), issued on April 16, 2003, which contains information meeting the requirements of Item 12, and which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACOBS ENGINEERING GROUP INC.

By: /s/    John W. Prosser, Jr.

Name: John W. Prosser, Jr.

Title: Senior Vice President

Finance and Administration

Date: April 16, 2003

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